Exhibit 99.1

Reynolds American Inc. P.O. Box 2990 Winston-Salem, NC 27102-2990

Contact:	David Howard (336) 741-3489	RAI 2015-25

Reynolds American announces sale of

Natural American Spirit international businesses to JT Group

WINSTON-SALEM, N.C. – Sept. 29, 2015 –Reynolds American Inc. (NYSE: RAI) announced today that the international rights to the Natural American Spirit brand name and associated trademarks, along with the international companies that distribute and market the brand outside the U.S., will be sold to the Japan Tobacco Group of companies (JT Group) in an all-cash transaction with a value of approximately $5.0 billion.

The purchase does not include the rights to the Natural American Spirit brand name and associated trademarks in the U.S. market, U.S. duty-free locations, U.S. territories or in U.S. military outlets, all of which will be retained by Santa Fe Natural Tobacco Company, Inc. Santa Fe is a wholly owned subsidiary of RAI.

The international companies being sold employ about 280 people, primarily in Europe and Japan. Those companies distribute and market Natural American Spirit additive-free and organic styles of cigarettes and roll-your-own tobacco primarily in European and Asian markets. The brand’s largest markets are Japan, Germany and Switzerland. Natural American Spirit sells at a premium price in each of the markets in which it competes, just as it does in the U.S. market.

“Natural American Spirit has achieved excellent international growth over the past several years,” said Susan M. Cameron, RAI’s president and CEO. “When backed by the strength of the JT Group’s international distribution, sales force and manufacturing capabilities, we believe that growth trajectory will not only continue, but accelerate,” she said.

Selling the international trademark rights to a company with an established global infrastructure was more advantageous to RAI than investing in an international infrastructure capable of supporting Natural American Spirit’s growth potential, Cameron said. “We believe this sale once again demonstrates our commitment to creating value for our shareholders, and we believe the addition of Natural American Spirit to the JT Group’s brand portfolio will benefit their investors as well,” she said.

Cameron noted that once the transaction is complete, the international rights to all of RAI’s operating companies’ cigarette trademarks will be owned by international tobacco companies, allowing the RAI companies to focus on brand growth in the U.S. market.

The transactions must be approved by regulatory authorities in a number of countries. The companies are working to attain regulatory approvals by early 2016, and the transaction will close thereafter.

All current international employees will become employees of the JT Group of companies following the closing of the transaction.

J.P. Morgan Securities LLC and Lazard acted as financial advisors, and Jones Day acted as legal advisor to RAI on this transaction.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this press release that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this press release, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should” and similar expressions. These statements regarding future events or the future performance or results of RAI following the transaction inherently are subject to a variety of risks, contingencies and uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied in the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated or, if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI are the following: the occurrence of any event, change or other circumstances giving rise to the right of a party to terminate the purchase agreement; the failure to obtain necessary regulatory approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions as a result of regulatory approval that could reduce the expected benefits of the proposed transaction, result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on RAI; the failure to satisfy required closing conditions or complete the proposed transaction in a timely manner; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities, including restrictions associated with RAI’s agreement not to compete with the parent of JT Group (JT) in the business of producing, selling, distributing and developing natural, organic and additive-free combustible tobacco cigarettes and roll your own or make your own tobacco products outside of the U.S. for a period of five years after the closing, and the limitations put on RAI’s ability to pursue alternatives to the proposed transaction pursuant to the purchase agreement; the possibility of delay or prevention of the proposed transaction if lawsuits challenging the proposed transaction are filed against RAI, the members of the RAI board of directors, JT and/or the members of the JT board of directors; RAI’s obligation to indemnify JT for specified matters and to retain certain liabilities related to the acquired business; the incurrence of significant pre- and post-transaction related costs in connection with the proposed transaction; and the effect of the announcement of the proposed transaction on the ability of RAI and its subsidiaries to retain and hire key personnel, maintain business relationships, and on operating results and businesses generally. Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the U.S. Securities and Exchange Commission.

Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as provided by federal securities laws, RAI is under no obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Web Disclosure

RAI’s website, www.reynoldsamerican.com, is the primary source of publicly disclosed news about RAI and its operating companies. We use the website as our primary means of distributing quarterly earnings and other company news. We encourage investors and others to register at www.reynoldsamerican.com to receive alerts when news about the company has been posted.

ABOUT US

Reynolds American Inc. (NYSE: RAI) is the parent company of R.J. Reynolds Tobacco Company; Santa Fe Natural Tobacco Company, Inc.; American Snuff Company, LLC; Niconovum USA, Inc.; Niconovum AB; and R.J. Reynolds Vapor Company.

•	R.J. Reynolds Tobacco Company is the second-largest U.S. tobacco company. R.J. Reynolds’ brands include three of the best-selling cigarettes in the U.S.: Newport, Camel and Pall Mall. These brands, and its other brands, are manufactured in a variety of styles and marketed in the U.S.

•	Santa Fe Natural Tobacco Company, Inc. manufactures and markets Natural American Spirit 100% additive-free natural tobacco products, including styles made with organic tobacco.

•	American Snuff Company, LLC is the nation’s second-largest manufacturer of smokeless tobacco products. Its leading brands are Grizzly and Kodiak.

•	Niconovum USA, Inc. and Niconovum AB market innovative nicotine replacement therapy products in the U.S. and Sweden, respectively, under the ZONNIC brand name.

•	R.J. Reynolds Vapor Company manufactures and markets VUSE e-cigarettes, a highly differentiated vapor product.

Copies of RAI’s news releases, annual reports, SEC filings and other financial materials, including risk factors containing forward-looking information, are available at www.reynoldsamerican.com. To learn how RAI and its operating companies are transforming the tobacco industry, go to the RAI website, Transforming Tobacco.

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